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                                                                    EXHIBIT 10.8

                                     LEASE

                         THIS LEASE AGREEMENT (this "Lease") is entered into as of APRIL 16, 1998, between CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P. a Delaware limited partnership ("Landlord"), and DIGITAL BROADCAST NETWORK CORPORATION, a Missouri corporation ("Tenant").

         DEFINITIONS          1. The definitions and basic provisions set forth
         AND BASIC       in the Basic Lease Information (the "Basic Lease
         PROVISIONS      Information") executed by Landlord and Tenant
                         contemporaneously herewith are incorporated herein by reference for all purposes.

         LEASE GRANT          2. Subject to the terms of this Lease, Landlord
                         leases to Tenant, and Tenant leases from Landlord, the Premises.

         TERM                 3. If the Commencement Date is not the first day
                         of a calendar month, then the Term shall be extended by the time between the Commencement Date and the first day of the next month. If this Lease is executed before the Premises become vacant or otherwise available and ready for occupancy by Tenant, or if any present occupant of the Premises holds over and Landlord cannot acquire possession of the Premises before the Commencement Date, then (a) Tenant's obligation to pay Rent hereunder shall, unless any delay is caused by Tenant, be waived until the date Landlord tenders possession of the Premises to Tenant, (b) the Term shall be extended by the time between the scheduled Commencement Date and the date on which Landlord tenders possession of the Premises to Tenant, (c) Landlord shall not be in default hereunder or be liable for damages therefor, and (d) Tenant shall accept possession of the Premises when Landlord tenders possession thereof to Tenant. By occupying the Premises, Tenant shall be deemed to have accepted the Premises when Landlord tenders possession thereof to Tenant. By occupying the Premises, Tenant shall be deemed to have accepted the Premises in their condition as of the date of such occupancy, subject to the performance of punch-list items or other obligations that remain to be performed by Landlord, if any. Tenant shall execute and deliver to Landlord, within ten days after Landlord has requested same, a letter confirming
                         (i) the Commencement Date, (ii) that Tenant has accepted the Premises, and (iii) that Landlord has performed all of its obligations with respect to the Premises (except for punch-list items specified in such letter).

         RENT                 4. a. Payment. Tenant shall timely pay to Landlord
                                    -------
                         the Basic Rental and all additional sums to be paid by Tenant to Landlord under this Lease, including the amounts set forth in Section 4.b., without deduction or set off, at Landlord's Address (or such other address as Landlord may from time to time designate in writing to Tenant). Basic Rental shall be payable monthly in advance. The first monthly installment of Basic Rental shall be payable contemporaneously with the execution of this Lease; thereafter, monthly installments of Basic Rental shall be due on the first day of the second full calendar month after the Commencement Date and continuing on the first day of each succeeding calendar month during the Term. Basic Rental for any fractional month at the beginning of the Term
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                         shall be prorated based on 1/365 of the current annual
                         Basic Rental for each day of the partial month this Lease is in effect, and shall be due on the Commencement Date.

                              b. Excess. Tenant shall pay an amount (per each
                                 ------
                         rentable square foot in the Premises) equal to the excess ("Excess") from time to time of actual Basic Cost per rentable square foot in the Building over the actual Basic Cost per rentable square foot in the Building incurred during the 1998 calendar year (the "Base Year"). Landlord may collect such amount in a lump sum, to be due within 15 days after Landlord furnishes to Tenant the Annual Cost Statement (defined below); provided, however that no Excess over Basic Cost shall be due from Tenant for calendar year 1998. Alternatively, Landlord may make a good faith estimate of the Excess to be due by Tenant for any calendar year or part thereof during the Term, and, unless Landlord delivers to Tenant a revision of the estimated Excess, Tenant shall pay to Landlord, on January 1, 1999 and on the first day of each calendar month thereafter, an amount equal to the estimated Excess for such calendar year or part thereof divided by the number of months in such calendar year during the Term. From time to time during any calendar year, Landlord may estimate and re-estimate the Excess to be due by Tenant for that calendar year and deliver a copy of the estimate or re-estimate to Tenant. Thereafter, the monthly installments of Excess payable by Tenant shall be appropriately adjusted in accordance with the estimations so that, by the end of the calendar year in question, Tenant shall have paid all of the Excess as estimated by Landlord. Any amounts paid based on such an estimate shall be subject to adjustment pursuant to
                         Section 4.e. when actual Basic Cost is available for each calendar year.

                              c. Basic Cost Definition. For the purposes of this
                                 ---------------------
                         Lease, the term "Basic Cost" shall mean all expenses and disbursements of every kind (subject to the limitations set forth below) which Landlord incurs, pays or becomes obligated to pay in connection with the ownership, operation, and maintenance of the Building (including the associated parking facilities), determined in accordance with generally accepted accounting principles consistently applied, including but not limited to the following:

                                 (i) Wages and salaries (inc1uding management fees) of all employees engaged in the operation, repair, replacement, maintenance, and security of the Building, including taxes, insurance and benefits relating thereto;

                                 (ii)  All supplies and materials used in the
                              operation, maintenance, repair, replacement, and security of the Building;

                                 (iii) The amortized yearly cost of all capital
                              improvements made to the Building which although capital in nature can reasonably be expected to reduce the normal operating costs of the Building, as well as the amortized yearly capital improvements made in order to comply with any law promulgated by any governmental authority, as amortized over the useful economic life of

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                              such improvements in accordance with generally
                              accepted accounting principles, consistently applied.

                                   (iv) Cost of all electricity, water and other
                              utilities, other than the cost of utilities directly reimbursed to Landlord (i.e., through submeters or comparable devices) by the Building's tenant (including Tenant) provided, however, that in the event Tenant's electric usage can be separately metered, Tenant agrees to promptly arrange for the installation of such separate meter at Tenant's sole cost and expense. After Tenant's separate meter is installed, Landlord shall credit Tenant Eighty Cents ($0.80) per square foot which is the cost of non-Excess electric usage which is built into the Base Rent. Landlord acknowledges that Tenant requires continuous electrical usage and other utility services seven days per week. Tenant shall be permitted to install outside generators and batteries (collectively, "Tenant Generators") at Tenant's sole cost and expense; provided, however that installation of Tenant Generators shall require Landlord's prior written consent for the size, location and construction thereof and landscaping of the surrounding area of the Tenant Generators. Tenant agrees to comply with all federal, state and local laws and to obtain all governmental approvals and appropriate permits with respect to the installation and maintenance of the Tenant Generators. Tenant further agrees to pay all cost and expense in maintaining Tenant Generators and shall maintain Tenant Generators in compliance with all laws. Upon termination of this Lease or any extension thereof, Tenant shall remove Tenant Generators from the Premises in compliance with all applicable laws and restore the Premises as nearly as practicable to the surrounding area as determined by Landlord.

                                   (v)  Cost of any insurance or insurance
                              related expense applicable to the Building and Landlord's personal property used in connection therewith;

                                   (vi) All taxes and assessments and
                              governmental charges whether federal, state, county or municipal, and whether they be by taxing or management districts or authorities presently taxing or by others, subsequently created otherwise, and any other taxes and assessments attributable to the Building (or its operation), and the grounds, parking areas, driveways, and alleys around the Building, excluding, however, federal and state taxes on income (collectively, "Taxes"); if the present method of taxation changes so that in lieu of the whole or any part of any Taxes levied on the Land or Building, there is levied on Landlord a capital tax directly on the rents received therefrom or a franchise tax, assessment, or charge based, in whole or in part, upon such rents for the Building, then all such taxes, assessment, or charges, or the part thereof so based, shall be deemed to be included within the term "Taxes" for the purposes hereof;

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                                   (vii)  Cost of repairs, replacements, and
                              general maintenance of the Building, other than repair, replacement, and general maintenance of the roof, foundation and exterior walls of the Building;

                                   (viii) Cost of service or maintenance
                              contracts with independent contractors for the operation, maintenance, repair, replacement, or security of the Building (including, without limitation, alarm service, window cleaning, and elevator maintenance); and

                         There are specifically excluded from the definition of the term "Basic Cost" costs (1) for capital improvements made to the Building, other than capital improvements described in subparagraph (iii) above, and except for items which, though capital for accounting purposes, are properly considered maintenance and repair items, such as painting of common areas, replacement of carpet in elevator lobbies, and the like; (2) for repair, replacements and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to tenants of the Building other than Tenant;
                         (3) for interest, amortization or other payments on loans to Landlord; (4) for depreciation of the Building; (5) for leasing commissions; (6) for legal expenses, other than those incurred for the general benefit of the Building's tenants (e.g., tax disputes);
                         (7) for renovating or otherwise improving space for occupants of the Building or vacant space in the Building; and (8) for federal income taxes imposed on or measured by the income of Landlord from the operation of the Building.


                              d. Annual Cost Statement. By April 1 of each
                                 ---------------------
                         calendar year, or as soon thereafter as practicable, Landlord shall furnish to Tenant a statement of Landlord's actual Basic Cost (the "Annual Cost Statement") for the previous year adjusted as provided in Section 4.c. If the Annual Cost Statement reveals that Tenant paid more for Basic Cost than the actual Excess in the year for which such statement was prepared, then Landlord shall promptly credit or reimburse Tenant such excess; likewise, if Tenant paid less than the actual Excess, then Tenant shall promptly pay Landlord such deficiency.

                              e. Adjustments to Basic Cost. With respect to any
                                 -------------------------
                         calendar year or partial calendar year in which the Building is not occupied to the extent of one hundred percent (100%) of the rentable area thereof, the Basic Cost for such period shall, for the purposes hereof, be increased to the amount which would have been incurred had the Building been occupied to the extent of one hundred percent (100%) of the rentable area thereof.

DELINQUENT               5.   All payments required of Tenant hereunder shall
PAYMENT;            bear interest from the date due until paid at the maximum
HANDLING            lawful rate. Alternatively, Landlord may charge Tenant a fee equal to 1.5% of the delinquent payment to reimburse
                    Landlord for its cost and inconvenience incurred as a consequence of Tenants delinquency. In no event, however, shall the charges permitted under this Section 5 or elsewhere in this Lease, to the extent

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                         the same are considered to be interest under applicable
                         law, exceed the maximum lawful rate of interest.

S E C U R I T Y               6. Letter of Credit Security Deposit. Tenant
DEPOSIT                          ---------------------------------
                         shall, upon its execution of this Lease, deliver to Landlord an irrevocable letter of credit in the amount of One Hundred Eighty Thousand Dollars ($180,000) ("Letter of Credit Security Deposit") issued in favor of Landlord by a financial institution acceptable to Landlord and in form and content acceptable to Landlord. Subject to Reduction (as hereafter defined), Tenant shall cause the Letter of Credit Security Deposit to continuously remain in full force and effect (by virtue of extension, renewal or replacement) in accordance with this Lease for the Term of this Lease, and in the event that the Letter of Credit Security Deposit will expire prior to expiration of the term of this Lease, Tenant shall deliver an extension, renewal or replacement thereof to Landlord not less than thirty
                         (30) days prior to the expiration date of the Letter of Credit Security Deposit. Any failure of Tenant to provide the Letter of Credit Security Deposit or to cause the Letter of Credit Security Deposit to continuously remain in full force and effect shall be an Event of Default and shall entitle Landlord to immediately draw on the Letter of Credit up to the full amount and to add the proceeds thereof to the Cash Security Deposit. This Letter of Credit Security Deposit is not an advance payment of Rent or a measure or limit of Landlord's damages upon an Event of Default (defined below). Effective as of the first (lst) anniversary of the Rental Commencement Date and for each of the next four (4) anniversary dates thereafter, the Letter of Credit Security Deposit may be reduced by $36,000 (the "Reduction"). Notwithstanding anything to the contrary, this Reduction shall not be permitted if there is an Event of Default (defined below) under any provision of this Lease. Immediately upon, and at any time or from time to time after, the occurrence of a Event of Default, Landlord shall have the unconditional right to draw on the Letter of Credit in the full amount thereof or in any lesser amount or amounts as Landlord may determine, it its sole and absolute discretion and to use all or a part thereof (without prejudice to any other remedy) to pay or perform any obligation which Tenant was obligated, but failed, to perform hereunder. Upon demand by Landlord, Tenant shall caused the Letter of Credit Security Deposit to be restored to such amount immediately before any draw by Landlord. Notwithstanding the foregoing, Landlord agrees to determine, in its sole and absolute discretion, on an annual basis whether the Letter of Credit shall be required at the request of Tenant and a review of Tenant's financial records.

LANDLORD'S                    7. a. Services. Provided no Event of Default
                                    --------
OBLIGATIONS              exists, Landlord shall use all reasonable efforts to
                         furnish to Tenant (i) water (hot and cold) at those points of supply provided for general use of tenants of the Building seven (7) days per week; (ii) heated and refrigerated air conditioning as appropriate, seven (7) days per week and at such temperatures and in such amounts as are reasonably considered by Landlord to be standard, but in no event shall the Landlord provide heat and air conditioning below the current ASHRAE and BOCA Mechanical Code; (iii) Janitorial service to the
                         Premises five (5)

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                         days per week other than holidays for Building-standard
                         installations (Landlord reserves the right to bill Tenant separately for extra janitorial service required for non-standard installations) and such window washing as may from time to time in Landlord's judgment be reasonably required; (iv) replacement of Building-standard light bulbs and fluorescent tubes, provided that Landlord's standard charge for such bulbs and tubes shall be paid by Tenant; and (v) if not separately metered, electricity to the Premises for building standard lay-in lighting, initially calculated at 1.4 watts per leased square foot, plus service of electricity through floor and wall outlets at the allowance of one (1) watt of power, per leased square foot, per hour, during "normal business hours" defined as Monday thru Friday from 8:00 a.m. to 6:00 p.m., Saturdays from 8:00 a.m. to 12:00 noon, Sundays and holidays excepted. Landlord shall maintain the common areas of the Building in reasonably good order and condition, except for damage occasioned by Tenant, or its employees, agents or invitees. Tenant agrees to pay $2.40 per hour for wear and tear on the HVAC system for Tenant's use of air conditioning end heat for the period in excess of "normal business hours".

                              b. Excess Utility Use. (i) In the event Tenant
                                 ------------------
                         installs lighting in excess of building standards or in the event the total electric energy usage through floor outlets for the Premises exceeds the aforesaid allowance, Landlord may determine the amount of such additional consumption and potential consumption by either or both; a survey of standard or average tenant usage of electricity in the Building performed by a reputable consultant selected by Landlord and paid for by Tenant; or a separate meter in the Premises installed, maintained, and read by Landlord, at Tenant's expense. (ii) Landlord shall provide heat and air conditioning to the Premises and to the common areas of the Property at temperatures for normal occupancy and general office use during normal business hours. In the event Tenant requests heating or air conditioning at times other than during normal business hours, Tenant shall pay for such usage, as Additional Rent, at rates to be determined by Landlord from time to time. In the event Tenant utilizes any heat generating machines or equipment with the Premises, or in the event Tenant installs lighting in excess of building standards, Landlord reserves the right to invoice Tenant for any additional air conditioning usage, or install supplementary air conditioning units to the Premises; and the cost of installation, operation and maintenance thereof shall be payable by Tenant as Additional Rent. In the event the premises contain or are serviced by any heating or air conditioned equipment which is above building standard, and which Landlord allows Tenant to use, Tenant shall accept equipment in its present "AS IS" condition, and thereafter be wholly liable for all costs in connection with the operation, maintenance, repair and replacement of such equipment. (iii) Tenant shall not install any electrical equipment requiring special wiring or requiring voltage in excess of 110 volts or otherwise exceeding Building capacity unless approved in advance by Landlord. The use of electricity in the Premises shall not exceed the capacity of existing feeders and risers to or wiring in the Premises. Any risers or wiring required to meet Tenant's excess electrical requirements shall, upon Tenant's

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                         written request, be installed by Landlord, at Tenant's
                         cost, if, in Landlord's sole and absolute judgment, the same are necessary and shall not cause permanent damage or injury to the Building or the Premises, cause or create a dangerous or hazardous condition, entail excessive or unreasonable alterations, repairs, or expenses, or interfere with or disturb other tenants of the Building. If Tenant uses machines or equipment (other than general office machines, excluding computers and electronic data processing equipment) in the Premises which affect the temperature otherwise maintained by the air conditioning system or otherwise overload any utility, Landlord may install supplemental air conditioning units or other supplemental equipment in the Premises, and the cost thereof, including the cost of installation, operation, use, and maintenance, shall be paid by Tenant to Landlord within ten days after Landlord has delivered to Tenant an invoice therefor. In the event any of Tenant's utility use is separately metered, the respective provisions of this subsection shall not apply.

                              c. Discontinuance. Landlord's obligation to
                                 --------------
                         furnish services under Section 7.a. shall be subject to the rules and regulations of the supplier of such services and governmental rules and regulations. Landlord may, upon not less than 5-days' prior written notice to Tenant, discontinue any such service to the Premises, provided Landlord first arranges for a direct connection thereof through the supplier of such service. Tenant shall, however, be responsible for contracting with the supplier of such service and for paying all deposits for, and costs relating to, such service.

                              d. Restoration of Services; Abatement. Landlord
                                 ----------------------------------
                         shall use reasonable efforts to restore any service that becomes unavailable; however, such unavailability shall not render Landlord liable for any damages caused thereby, be a constructive eviction of Tenant, constitute a breach of any implied warranty, or, except as provided in the next sentence, entitle Tenant to any abatement of Tenant's obligations hereunder. However, if Tenant is prevented from making reasonable use of the Premises for more than 30 consecutive days because of the unavailability of any such service, Tenant shall, as its exclusive remedy therefor, be entitled_ to a reasonable abatement of Rent for each consecutive day (after such 30-day period) that Tenant is so prevented from making reasonable use of the Premises.

        IMPROVE-              8. a. Improvements; Alterations. Tenant's final
        MENTS;                      -------------------------
        ALTERATIONS;     improvements as depicted in the plans (the "Final
        REPAIRS;         Plans") to be approved by Landlord and Tenant, such
        MAINTENANCE      approval not to be unreasonably withheld, shall be
                         completed by Tenant; provided, however, that the Fixed
                         Construction allowance shall be paid to Tenant upon completion of its leasehold improvements as provided in Exhibit D attached hereto. Improvements to the Premises shall be installed at the expense of Tenant only in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord. After the initial Tenant improvements are made, no material alterations or physical additions in or to the Premises may be made without Landlord's prior written consent. Tenant shall not install signs, window or door lettering, or advertising media

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                         of any type on or about the Premises without the prior
                         written consent of Landlord. All alterations, additions, or improvements (whether temporary or permanent in character, and including without limitation all air-conditioning equipment and all other equipment that is in any manner connected to the Building's plumbing system) made in or upon the Premises, either by Landlord or Tenant, shall be Landlord's property at the end of the Term and shall remain on the Premises without compensation to Tenant unless Landlord has given prior written consent for removal in the Final Plans. Approval by Landlord of any of Tenant's drawings and plans and specifications prepared in connection with any improvements in the Premises shall not constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications, or the improvements to which they relate, for any use, purpose, or condition, but such approval shall merely be the consent of Landlord as required hereunder. Notwithstanding anything in this Lease to the contrary, Tenant shall be responsible for the cost of all work required to bring the interior of the Premises into compliance with the retrofit requirements of the Americans with Disabilities Act of 1990, and all rules, regulations, and guidelines promulgated thereunder, as the same may be amended from time to time, necessitated by any installations, additions, or alterations made in or to the Premises at the request of or by Tenant or by Tenant's use of the Premises (other than retrofit work whose cost has been particularly identified as being payable by Landlord in an instrument signed by Landlord and Tenant), regardless of whether such cost is incurred in connection with retrofit work required in the Premises (including the Work described in Exhibit
                         D) or in other areas of the Building.

                              b. Repairs: Maintenance. Tenant shall maintain the
                                 --------------------
                         Premises in a clean, safe, operable, attractive condition, and shall not permit or allow to remain any waste or damage to any portion of the Premises. Tenant shall repair or replace, subject to Landlord's direction and supervision, any damage to the Building caused by Tenant or Tenant's agents, contractors, or invitees. If Tenant fails to make such repairs or replacements within 15 days after the occurrence of such damage, then Landlord may make the same at Tenant's cost. In lieu of having Tenant repair any such damage outside of the Premises, Landlord may repair such damage at Tenant's cost. The cost of any repair or replacement work performed by Landlord under this
                         Section 8 shall be paid by Tenant to Landlord within ten days after Landlord has delivered to Tenant an invoice therefor.

                              c. Performance of Work. All work described in this
                                 -------------------
                         Section 8 shall be performed by contractors and subcontractors subject to the prior reasonable approval by Landlord in writing. Tenant shall cause all contractors and subcontractors to procure and maintain insurance coverage against such risks, in such amounts, and with such companies as Landlord may reasonably require, and to procure payment and performance bonds reasonably satisfactory to Landlord covering the cost of the work. All such work shall be performed in accordance with all legal requirements and in a good and workmanlike manner so as not to damage the Premises, the primary structure or

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                                   structural qualities of the Building, or
                                   plumbing, electrical lines, or other utility transmission facility. All such work which may affect the HVAC, electrical system, or plumbing must be approved by the Building's engineer of record. Tenant agrees to the exclusive use of Landlord's HVAC contractor for all maintenance, repair, additions to or substitutions of the HVAC system.

                                        d.  Mechanic's Liens. Tenant shall not
                                            ----------------
                                   permit any mechanic's liens to be filed
                                   against the Premises or the Building for any work performed, materials furnished, or obligation incurred by or at the request of Tenant. If such a lien is filed, then Tenant shall, within ten days after Landlord has delivered notice of the filing to Tenant, either pay the amount of the lien or diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant fails to timely take either such action, then Landlord may in good faith pay the lien claim and any amounts so paid; including expenses and interest, shall be paid by Tenant to Landlord within ten days after Landlord has delivered to Tenant an invoice therefor.

                USE                     9.  Tenant shall continuously occupy and
                                   use the Premises only for the Permitted Use and shall comply with all laws, orders, rules, and regulations relating to the use, condition, and occupancy of the Premises. The Premises shall not be used for any use which is disreputable or creates extraordinary fire hazards or results in an increased rate of insurance on the Building or its contents or the storage of any hazardous materials or substances. If, because of Tenant's acts, the rate of insurance on the Building or its contents increases, then such acts shall be an Event of Default, Tenant shall pay to Landlord the amount of such increase on demand, and acceptance of such payment shall not constitute a waiver of any of Landlord's other rights. Tenant shall conduct its business and control its agents, employees, and invitees in such a manner as not to create any nuisance or interfere with other tenants or Landlord in its management of the Building.

                ASSIGNMENT              10. a. Transfers: Consent. Tenant shall
                                               ------------------
                AND                not, without the prior written consent of
                SUBLETING          Landlord (which shall not be unreasonably
                                   withheld) (i) advertise that any portion of the Premises is available for lease, (ii) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law, (iii) permit any other entity to become Tenant hereunder by merger, consolidation, or other reorganization, (iv) if Tenant is an entity other than a corporation whose stock is publicly traded, permit the transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant,
                                   (v) sublet any portion of the Premises, (vi) grant any license, concession, or other right of occupancy of any portion of the Premises, or (vii) permit the use of the Premises by any parties other than Tenant (any of the events listed in clauses (i) through (vii) being a "Transfer"). If Tenant requests
                                   Landlord's consent to a Transfer, then Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's credit worthiness and character. Tenant shall reimburse
                                   Landlord for its reasonable attorneys' fees and other expenses incurred in connection with considering any request for its consent to a Transfer. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes the Tenant's obligations hereunder;
                                   however, any transferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer, and only to the extent of the rent it has agreed to pay Tenant therefor. Landlord's consent to a Transfer shall not release Tenant from performing its obligations under this Lease, but rather
                                   Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive
                                   Landlord's rights as to any subsequent
                                   Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Rent. Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so.

                                        b.   Additional Compensation. Tenant
                                             -----------------------
                                   shall pay to Landlord, immediately upon
                                   receipt thereof, fifty percent (50%) of all compensation received by Tenant for a Transfer for any portion of the Premises greater than 2,500 square feet that exceeds the Basic Rental and Tenant's share of Excess allocable to the portion of the Premises covered thereby.

                 INSURANCE              11.  a. Insurance. Tenant shall at its
                                                ---------
                                   expense procure and maintain throughout the
                 WAIVERS;          Term the following insurance policies: (i)
                 SUBROGATION;      comprehensive general liability insurance in
                 INDEMNITY         amounts of not less than a combined single
                                   limit of $ 3,000,000 (the "Initial Liability
                                   Insurance Amount") or such other amounts as Landlord may from time to time reasonably require, insuring Tenant, Landlord, and
                                   Landlord's agents against all liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises, (ii) contractual liability insurance coverage sufficient to cover Tenant's indemnity obligations hereunder, (iii) insurance covering the full value of Tenant's property and improvements, and other property (including property of others), in the Premises, and (iv) business interruption insurance. Tenant's insurance shall provide primary coverage to Landlord when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstance Landlord's policy will be excess over Tenant's policy. Tenant shall furnish certificates of such insurance and such other evidence satisfactory to Landlord of the maintenance of all insurance coverages required hereunder, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least
                                   30 days before cancellation or a material change of any such insurance. All such insurance policies shall be in form, and issued by companies, reasonably satisfactory to Landlord.

                                   b.   Waiver: No Subrogation. Landlord shall
                                        ----------------------
                              not be liable to Tenant or those claiming by, through, or under Tenant for any injury to or death of any person or persons or the damage to or theft, destruction, loss, or loss of use of any property (a "Loss") caused by casualty, theft, fire, third parties, or any other matter beyond the control of Landlord, or for any injury or damage or inconvenience which may arise through repair or alteration of any part of the Building, or failure to make repairs, or from any other cause, except if such Loss is caused by Landlord's gross negligence or misconduct. Landlord and Tenant each waives any claim it might have against the other for any damage to or theft, destruction, loss, or loss of use of any property, to the extent the same is insured against under any insurance policy that covers the Building, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or, in the case of Tenant's waiver, is required to be insured against under the terms hereof, regardless of whether the negligence or fault of the other party caused such loss; however, Landlord's waiver shall not include any deductible amounts on insurance policies carried by Landlord or to any coinsurance penalty which Landlord might sustain. Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

                                   c.   Indemnity. Subject to Section 11.b.,
                                        ---------
                              Tenant shall defend, indemnify, and hold harmless Landlord and its agents from and against all claims, demands, liabilities, causes of action, suits, judgments, and expenses (including attorneys' fees) for any Loss arising from any occurrence on the Premises or from Tenant's failure to perform its obligations under this Lease (other than a Loss arising from the sole or gross negligence of Landlord or its agents), even though caused or alleged to he caused by the joint, comparative, or concurrent negligence or fault of Landlord or its agents, and even though any such claim, cause of action, or suit is based upon or alleged to be based upon the strict liability of Landlord or its agents. This indemnity provision is intended to indemnify Landlord and its agents against the consequences of their own negligence or fault as provided above when Landlord or its agents are jointly, comparatively, or concurrently negligent with Tenant. This indemnity provision shall survive termination or expiration of this Lease.

          SUBORDINA-          12.  a. Subordination. This Lease shall be
                                      -------------
          TION ATTORN-        subordinate to any deed of trust, mortgage, or
          MENT; NOTICE        other security instrument (a "Mortgage"), or any
          TO                  ground lease, master lease, or primary lease (a
          LANDLORD'S          "Primary Lease"), that now or hereafter covers all
          MORTGAGEE           or any part of the Premises (the mortgagee under
                              any Mortgage or the lessor under any Primary Lease
                              Is referred to herein as "Landlord's Mortgagee").
                              Landlord's Mortgagee may at any time, without notice to or consent of Tenant, elect to subordinate any such Mortgage or Primary Lease to this Lease; provided, however, any subordination shall be conditioned upon the non-disturbance of Tenant's occupancy so long as Tenant is not in default.

                              b.   Attornment. Tenant shall attorn to any party
                                   ----------
                         succeeding to Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of
                              foreclosure, power of sale, termination of lease, or otherwise, upon such party's request, and shall execute such agreements confirming such attornment as such party may reasonably request.

                                   c. Notice to Landlord's Mortgagee. Tenant
                                      ------------------------------
                              shall not seek to enforce any remedy it may have for any default on the part of the Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord's obligations hereunder.

          RULES AND                13.  Tenant shall comply with the rules and
          REGULATIONS         regulations of the Building which are attached
                              hereto as Exhibit B. Landlord may, from time to time, change such rules and regulations for the safety, care, or cleanliness of the Building and related facilities, provided that such changes are applicable to all tenants of the Building and will not unreasonably interfere with Tenant's use of the Premises. Tenant shall be responsible for the compliance with such rules and regulations by its employees, agents, and invitees.

          CONDEM-                  14.  a.  Taking - Landlord's and Tenant's
                                            --------------------------------
          NATION              Rights. If any part of the Building is taken by
                              ------
                              right of eminent domain or conveyed in lieu thereof (a "Taking"), and such Taking prevents Tenant from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Taking, Tenant may terminate this Lease as of the data of such Taking by giving written notice to Landlord within 90 days after the Taking, and Rent shall be apportioned as of the date of such Taking. If Tenant does not terminate this Lease, then Rent shall be abated on a reasonable basis as to that portion of the Premises rendered untenantable by the Taking.

                                        b. Taking - Landlord's Rights. If any
                                           --------------------------
                              material portion, but less than all, of the Building becomes subject to a Taking, or if Landlord is required to pay any of the proceeds received for a Taking to Landlord's Mortgagee, then this Lease, at the option of Landlord, exercised by written notice to Tenant within 120 days after such Taking, shall terminate and Rent shall be apportioned as of the date of such Taking. If Landlord does not so terminate this Lease then this Lease will continue, but if any portion of the Premises has been taken, Basic Rental shall abate as provided in the last sentence of Section 14.a.

                                        c. Award. If any Taking occurs, then
                                           -----
                              Landlord shall receive the entire award or other compensation for the Land, the Building, and other improvements taken, and Tenant may separately pursue a claim against the condemnor for the value of Tenant's personal property which Tenant is entitled to remove under this Lease, moving costs, loss of business, and other claims it may have.

          F I R E  OR              15.  a.  Repair Estimate. If the Premises or
                                            ---------------
          OTHER               the building are damaged by fire or other
          CASUALTY            casualty (a Casualty"), Landlord shall, within 100
                              days after such Casualty, deliver to Tenant a
                         good faith estimate (the "Damage Notice") of the time needed to repair the damage caused by such Casualty.

                                b. Landlord's and Tenant's Rights. If a material
                                   ------------------------------
                         portion of the Premises or the Building is damaged by Casualty such that Tenant is prevented from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Casualty and Landlord estimates that the damage caused thereby cannot be repaired within 120 days after the commencement of repair, Tenant may terminate this Lease by delivering written notice to Landlord of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant. If Tenant does not terminate this Lease, then (subject to Landlord's rights under Section 15.c.) Landlord shall repair the Building or the Premises, as the case may be, as provided below, and Rent for the portion of the Premises rendered untenantable by the damage shall be abated on a reasonable basis from the date of damage until the completion of the repair, unless Tenant caused such damage, in which case, Tenant shall continue to pay Rent without abatement.

                                c. Landlord's Rights. If a Casualty damages a
                                   -----------------
                         material portion of the Building, and Landlord makes a good faith determination that restoring the Premises would be uneconomical, or if Landlord is required to pay any insurance proceeds arising out of the Casualty to Landlord's Mortgagee, then Landlord may terminate this Lease by giving written notice of its election to terminate within 120 days after the Damage Notice has been delivered to Tenant, and Basic Rental hereunder shall be abated as of the date of the Casualty.

                                d. Repair Obligation. If neither party elects to
                                   -----------------
                         terminate this Lease following a Casualty, then Landlord shall, within a reasonable time after such Casualty, commence to repair the Building and the Premises and shall proceed with reasonable diligence to restore the Building and Premises to substantially the same condition as they existed immediately before such Casualty; however, Landlord shall not be required to repair or replace any part of the furniture, equipment, fixtures, and other improvements which may have been placed by, or at the request of, Tenant or other occupants in the Building or the Premises, and Landlord's obligation to repair or restore the Building or Premises shall be limited to the extent of the insurance proceeds actually received by Landlord for the Casualty in question.

TAXES                         16. Tenant shall be liable for all taxes levied or
                         assessed against personal property, furniture, or fixtures placed by Tenant in the Premises. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord, upon demand, that part of such taxes for which Tenant is primarily liable hereunder.

EVENT OF                      17. Each of the following occurrences shall
DEFAULT                  constitute an "Event of Default":

                              a. Tenant's failure to pay Rent, or any other sums
                         due from Tenant to Landlord under the Lease (or any other lease executed by Tenant for space in the Building), when due and the continuance of such failure for a period of fifteen (15) days following the date of written notice from Landlord, provided that Landlord shall not be required to deliver nor shall Tenant be entitled to receive more than two (2) such notices during any twelve (12) month period or a total of five
                         (5) such notices during the Term of this Lease;

                              b. Tenant's failure to perform, comply with, or
                         observe any other agreement or obligation of Tenant under this Lease (or any other lease executed by Tenant for space in the Building) and the continuance of such failure for a period of thirty (30) days following the date of written notice from Landlord;

                              c. The filing of a petition by or against Tenant
                         (the term "Tenant" shall include, for the purpose of this Section 17.c., any guarantor of the Tenant's obligations hereunder) (i) in any bankruptcy or other insolvency proceeding; (ii) seeking any relief under any state or federal debtor relief law; (iii) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease; or (iv) for the reorganization or modification of Tenant's capital structure;

                              d. Tenant shall desert or vacate any portion of
                         the Premises; and

                              e. The admission by Tenant that it cannot meet its
                         obligations as they become due or the making by Tenant of an assignment for the benefit of its creditors.


          REMEDIES         18.   Upon any Event of Default, Landlord may, in
                         addition to all other rights and remedies afforded Landlord hereunder or by law or equity, take any of the following actions:

                              a. Terminate this Lease by giving Tenant written
                           notice thereof, in which event, Tenant shall pay to Landlord the sum of (i) all Rent accrued hereunder through the date of termination, (ii) all amounts due under Section 19.a., and (iii) an amount equal to (A) the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at a per annum rate equal to the "Prime Rate" as published on the date this Lease is terminated by The Wall Street Journal, Midwest Edition, in its listing of "Money Rates", minus (B) the then present fair rental value of the Premises for such period, similarly discounted; or

                              b. Terminate Tenant's right to possession of the
                           Premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord (i) all Rent and other amounts accrued hereunder to the date of termination of possession, (ii) all amounts due from time to time under Section 19.a., and (iii) all Rent and other sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period. Landlord shall use reasonable efforts to relet the Premises on such terms and conditions as Landlord in its sole discretion may determine (including a term different from the Term, rental concessions, and alterations to, and improvement of, the Premises); however, Landlord shall not be obligated to relet the Premises before leasing other portions of the Building. Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or to collect rent due for such reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term; rather, amounts due by Tenant, without the necessity of Landlord's waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to exclude or dispossess Tenant of the Premises shall be deemed to be taken under this Section 18.b. If Landlord elects to proceed under this Section 18.b., it may at any time elect to terminate this Lease under Section 18.a.

                              c. Additionally, without notice, Landlord may
                           alter locks or other security devices at the Premises to deprive Tenant of access thereto, and Landlord shall not be required to provide a new key or right of access to Tenant.

          PAYMENT BY       19.   a. Payment by Tenant. Upon any Event of
                                    -----------------
          TENANT;          Default, Tenant shall pay to Landlord all costs
          NON-WAIVER       incurred by Landlord (including court costs and
                           reasonable attorneys' fees and expenses) in (i) obtaining possession of the Premises, (ii) removing and storing Tenant's or any other occupant's property, (iii) repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant, (iv) if Tenant is dispossessed of the Premises (including brokerage commissions, cost of tenant finish work, and other costs incidental to such reletting), (v) performing
                           Tenant's obligations which Tenant failed to perform, and (vi) enforcing, or advising Landlord if, its rights, remedies, and recourses arising our of the Event of Default.

                              b. No Waiver. Landlord's acceptance of Rent
                                 ---------
                         following an Event of Default shall not waive Landlord's rights regarding such Event of Default. No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord's rights regarding any future violation of such term or violation of any other term.

          SURRENDER        20.   No act by Landlord shall be deemed an
          OF PREMISES    acceptance of a surrender of the Premises, and no
                         agreement to accept a surrender of the Premises shall be valid unless the same is made in writing and signed by Landlord. At the expiration or termination of this Lease, Tenant shall deliver to Landlord the Premises with all improvements located thereon in good repair and condition, reasonable wear and tear (and condemnation and fire or other casualty damage not caused by Tenant, as to which Sections 14 and 15 shall control) excepted, and shall deliver to Landlord all keys to the Premises.
                         Provided that Tenant has performed all of its obligations hereunder, Tenant may remove all unattached trade fixtures, furniture, the special floor in the Secured Computer Area and personal property placed in the Premises by Tenant (but Tenant shall not remove any such item which was paid for, in whole or in part, by Landlord) but only as permitted in the Final Plans.
                         Additionally, Tenant shall remove such alterations, additions, improvements, trade fixtures, equipment, wiring and furniture as Landlord may request. Tenant shall repair all damage caused by such removal and, with respect to the special floor in the Secured
                         Computer Area, return such area in good condition and ready for installation of carpet. All items not so removed shall be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items. The provisions of this Section 20 shall survive the end of the Term.

          HOLDING          21.   If Tenant fails to vacate the Premises at
          OVER the end of the Term, then Tenant shall be a tenant at will and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over, Tenant shall pay, in addition to the other Rent, a daily Basic Rental equal to the greater of (a) 200% of the daily Basic Rental payable during the last month of the Term, or (b) the prevailing rental rate in the Building for similar space.

          CERTAIN          22.   Provided that the exercise of such rights does
          RIGHTS         not unreasonably interfere with Tenant's occupancy of
          RESERVED BY    the Premises, Landlord shall have the following rights:
          LANDLORD
                              a. To decorate and to make inspections, repairs,
                           alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Building, or any part thereof; for such purposes, to enter upon the Premises and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Building; to interrupt or temporarily suspend
                           Building services and facilities; and to change the arrangement and location of entrances or passageways, doors and doorways, corridors, elevators, stairs, restrooms, or other public parts of the Building;
                           provided, however, that Landlord shall be permitted to enter the raised floor secured computer area (the
                           "Secured Computer Area") only in an emergency.


                              b. To take such reasonable measures as Landlord
                           deems advisable for the security of the Building and its occupants, including without limitation searching all persons entering or leaving the Building; evacuating the Building for cause, suspected cause, or for drill purposes; temporarily denying access to the Building in emergency situations; subject, however, to Tenant's right to enter when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time which may include by way of example, but not of limitation, that persons entering or leaving the Building, whether or not during normal business hours, identify themselves to a security officer by registration or otherwise and that such persons establish their right to enter or leave the Building;

                              c. To change the name by which the Building is
                           designated; and

                              d. Upon 24 hours notice to enter the Premises to
                           show the Premises to prospective purchasers, lenders, or tenants

                              e. Landlord and Tenant acknowledge that Landlord
                           shall have access to the Secured Computer Area only in an emergency as determined by Landlord in its sole discretion. Landlord agrees to designate to Tenant one on-site maintenance representative and one supervisor for security screening by Tenant for such access to the Secured Computer Area. Tenant agrees to approve such individuals or such substitutes and successors mutually agreeable to Landlord and Tenant and provide such individuals with the necessary security clearances for access.

          MISCELLAN-       23.   a.  Landlord Transfer. Landlord may transfer,
                                     -----------------
          EOUS in whole or in part, the Building and any of its rights under this Lease. If Landlord assigns its rights under this Lease, then Landlord shall thereby be released from any further obligations hereunder.

                              b. Landlord's Liability. The liability of
                                 --------------------
                         Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to Tenant's actual direct, but not consequential, damages therefor and shall be recoverable from the interest of Landlord in the Building and the Land, and Landlord shall not be personally liable for any deficiency. This section shall not be deemed to limit or deny any remedies which Tenant may have in the event of default by Landlord hereunder which do not involve the personal liability of Landlord.

                              c. Force Majeure. Other than for Tenant's
                                 -------------
                         monetary obligations under this Lease and obligations which can be cured by the payment of money (e.g., maintaining insurance, whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any other causes of any kind whatsoever which are beyond the control of such party.

                              d. Brokerage. Landlord and Tenant each warrant
                                 ---------
                         to the other that it has not dealt with any broker or agent in connection with the negotiation or execution of this Lease except The Sansone Group, Inc. ("Broker"). Landlord will pay all commissions due Broker pursuant to a separate written agreement with Broker. Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under the indemnifying party.

                              e. Estoppel Certificates. From time to time,
                                 ---------------------
                         either party shall furnish to any party designated by the other, within ten days after request therefor, a certificate confirming and containing such factual certifications and representations as to this Lease as reasonably requested.

                              f. Notices. All notices and other communications
                                 -------
                         given pursuant to this Lease shall be in writing and shall be (i) mailed by first class, United States Mail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address specified in the Basic Lease Information, (ii) hand delivered to the intended address, or (iii) sent by prepaid telegram, cable, facsimile transmission, or telex followed by a confirmatory letter. Notice sent by certified mail, postage prepaid, shall be effective three business days after being deposited in the United States Mail; all other notices shall be effective upon delivery to the address of the addressee. The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision.

                              g. Separability. If any clause or provision of
                                 ------------
                         this Lease is illegal, invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

                              h. Amendments: and Binding Effect. This Lease may
                                 ------------------------------
                         not be amended except by instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord, and no custom or practice which may evolve between the parties in the administration of the terms hereof shall waive or diminish the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord's Mortgagee, no third party shall be deemed a third party beneficiary hereof.

                              i. Quiet Enjoyment. Provided Tenant has performed
                                 ---------------
                         all of the terms and conditions of this Lease to be performed by Tenant, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, subject to the terms and conditions of this Lease.

                              j. Joint and Several Liability. If there is more
                                 ---------------------------
                         than one Tenant, then the obligations hereunder imposed upon Tenant shall be joint and several. If there is a guarantor of Tenant's obligations hereunder, then the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and such guarantor, and Landlord need not first proceed against Tenant before proceeding against such guarantor nor shall any such guarantor be released from its guaranty, for any reason whatsoever.

                              k. Captions. The captions in this Lease are for
                                 --------
                         convenience of reference only, and do not limit or enlarge the terms and conditions of this Lease.

                              l. No Merger. There shall he no merger of the
                                 ---------
                         leasehold estate hereby created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the leasehold Premises or any interest in such fee estate.

                              m. No Offer. The submission of this Lease to
                                 --------
                         Tenant shall not be construed as an offer, nor shall Tenant have any rights under this Lease unless Landlord executes a copy of this Lease and delivers it to Tenant.

                              n. Exhibits. All exhibits and attachments attached
                                 --------
                         hereto are incorporated herein by this reference.

                              Exhibit A - Outline of Premises
                              Exhibit B - Building Rules and Regulations
                              Exhibit C - Parking
                              Exhibit D - Tenant Finish Work: Allowance
                              Exhibit E - Extension Option

                              o. Entire Agreement. This Lease constitutes the
                                 ----------------
                         entire agreement between Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto. Except for those set forth in this Lease, no representations warranties, or agreements have been made by Landlord or Tenant to the other with respect to this Lease or the obligations of Landlord or Tenant in connection therewith.

                              p. Consent of Lender. This Lease is contingent
                                 -----------------
                         upon the written approval of the provisions of this Lease by the holder of the first deed of trust secured by the Property, said approval to be given within ten
                         (10) days of Landlord's execution of this Lease. If the approval is not given within the ten (10) day period, then this Lease shall be deemed null and void with neither party having further obligation hereunder.


                         LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE, AND TENANT'S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, SETOFF, DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF

                         ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED.


                         DATED as of the date first above written.


     LANDLORD                                TENANT

     Charter Communications                  DIGITAL BROADCAST NETWORK
     Entertainment I, L.P., a Delaware       CORPORATION, a Missouri corporation
     limited partnership
     By: CCA Acquisition Corp.,
         general partner

     By: /s/ M. Celeste Vossmeyer
         -------------------------------
     Printed Name: M. Celeste Vossmeyer
                   ---------------------
     Title: Vice President Sr. Counsel
            ----------------------------     By: /s/ Timothy M. Roberts
                                                 -----------------------------
                                             Printed Name: Timothy M. Roberts
                                                           -------------------
                                             Title: President
                                                    --------------------------

                                  EXHIBIT "A"
                              OUTLINE OF PREMISES

                           [FLOOR PLAN APPEARS HERE]

                                   EXHIBIT B

                        BUILDING RULES AND REGULATIONS
                        ------------------------------

          The following rules and regulations shall apply to the Premises, the Building, the parking garage associated therewith, the Land and the appurtenances thereto:

          1. Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be obstructed by tenants or used by any tenant for purposes other than ingress and egress to and from their respective leased premises and for going from one to another part of the Building.

          2. Plumbing, fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or deposited therein. Damage resulting to any such fixtures or appliances from misuse by a tenant or its agents, employees or invitees, shall be paid by such tenant.

          3. No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other part of the Building without the prior written consent of Landlord. No nails, hooks or screws shall be driven or inserted in any part of the Building except by Building maintenance personnel. No curtains or other window treatments shall be placed between the glass and the Building standard window treatments.

          4. Landlord shall provide all door locks in each tenant's leased premises, at the cost of such tenant, and no tenant shall place any additional door locks in its leased premises without Landlord's prior written consent. Landlord shall furnish to each tenant a reasonable number of keys to such tenant's leased premises, at such tenant's cost, and no tenant shall make a duplicate thereof. See Lease Section 22(e).

          5. Landlord may prescribe weight limitations and determine the locations for safes and other heavy equipment or items, which shall in all cases be placed in the Building so as to distribute weight in a manner acceptable to Landlord which may include the use of such supporting devices as Landlord may require. The current floor load limits are 75/lbs. per square foot. All damages to the Building caused by the installation or removal of any property of a tenant, or done by a tenant's property while in the Building, shall be repaired at the expense of such tenant.

          6. Corridor doors, when not in use, shall be kept closed. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No birds or animals shall be brought into or kept in, on or about any tenant's leased premises. No portion of any tenant's leased premises shall at any time be used or occupied as sleeping or lodging quarters.

          7. Tenant shall cooperate with Landlord's employees in keeping its leased premises neat and clean. Tenants shall not employ any person for the purpose of such cleaning other than the Building's cleaning and maintenance personnel.

          8. To ensure orderly operation of the Building, no ice, mineral or other water, towels, newspapers, etc. shall be delivered to any leased area except by persons approved by Landlord.

          9. Tenant shall not make or permit any improper, objectionable or unpleasant noises or odors in the Building or otherwise interfere in any way with other tenants or persons having business with them.

          10. Other than Tenant Generators as set forth in Lease Section 4(c)(iv), no machinery of any kind (other than normal office equipment) shall be operated by any

                            Exhibit B - Page 1 of 2
     tenant on its leased area without Landlord's prior written consent, nor shall any tenant use or keep in the Building any flammable or explosive fluid or substance.

          11. Landlord will not be responsible for lost or stolen personal property, money or jewelry from tenant's leased premises or public or common areas regardless of whether such loss occurs when the area is locked against entry or not.

          12. No vending or dispensing machines, of any kind may be maintained in any leased premises without the prior written permission of Landlord.

          13. AR mail chutes located in the Building shall be available for use by Landlord and all tenants of the Building according to the rules of the United States Postal Service.

                            Exhibit B - Page 2 of 2

                                   EXHIBIT C

                                    PARKING
                                    -------

          Tenant be permitted to use 105 undesignated vehicular parking spaces in the parking lot or other parking facilities associated with the Building (the "Parking Facility"). The Tenant agrees to comply with the parking rules and regulations that the Landlord provides to the Tenant. The rules and regulations are subject to adjustment by the Landlord.

                            Exhibit C - Page 1 of 1

                                   EXHIBIT D

                         TENANT FINISH-WORK ALLOWANCE
                         ----------------------------

          1. Tenant will have prepared the Working Drawings for the Premises. Landlord will review and approve the Working Drawings within seven (7) days following receipt thereof. As used herein, "Working Drawings" shall mean the final working drawings approved by Landlord, as amended from time to time by any approved changes thereto, and "Work" shall mean all improvements to be constructed in accordance with and as indicated on the Working Drawings. Approval by Landlord of the Working Drawings shall not be a representation or warranty of Landlord that such drawings are adequate for any use, purpose, or condition, or that such drawings comply with any applicable law or code, but shall merely be the consent of Landlord to the performance of the Work. Tenant and Landlord shall sign the Working Drawings to evidence their review and approval thereof. All changes in the Work must receive the prior written approval of Landlord, and in the event of any such approved change Tenant shall, upon completion of the Work, furnish Landlord with an accurate, reproducible "as-built" plan (e.g., sepia) of the improvements as constructed, which plan shall be incorporated into this Lease by this reference for all purposes.

          2. Tenant will cause the Work to be performed by contractors and subcontractors approved in writing by Landlord.

          3. If a delay in the performance of the Work occurs (a) because Tenant does not timely approve the Working Drawings; (b) because of any change by Tenant to the Working Drawings, (c) because of any specification by Tenant of materials or installations in addition to or other than Landlord's standard finish-out materials, or (d) if Tenant, any contractor or subcontractor, or Tenant's agents otherwise delays completion of the Work, then, notwithstanding any provision to the contrary in this Lease, Tenant's obligation to pay Basic Rental and Tenant's share of Excess shall commence on the scheduled Commencement Date.

          4. Tenant shall bear the entire cost of performing the Work (including, without limitation, space planning and construction document fees, design of the Work and preparation of the Working Drawings, costs of construction labor and materials, electrical usage during construction, additional janitorial services, approved signage, related taxes and insurance costs, all of which costs are herein collectively called the "Total Construction Costs") in excess of the Construction Allowance (hereinafter defined). Upon approval of the Working Drawings and selection of a contractor, Tenant shall promptly (a) execute a work order agreement prepared by Landlord which identifies such drawings, itemizes the Total Construction Costs and sets forth the Construction Allowance, and (b) pay to Landlord 50% of the amount by which the estimated Total Construction Costs exceed the Construction Allowance. Tenant shall pay to Landlord, within 10 days after Landlord's delivery to Tenant of an appropriate invoice, an amount equal to the Total Construction Costs (as adjusted for any approved changes to the Work), less (i) the amount of the payments already made by Tenant, (H) the amount of the Construction Allowance, and
     (iii) the cost reasonably estimated by Landlord for completing all "punch list" items; finally, upon completion of the punch list items, Tenant shall pay to Landlord the costs incurred in completing the same.

          5. Landlord shall provide to Tenant a construction allowance (the "Construction Allowance") equal to $377,100; however, if Tenant or its agent is managing the performance of the Work, then Tenant shall not become entitled to full credit for the Construction Allowance until the Work has been substantially completed and Tenant has caused to be delivered to Landlord (i) all invoices from contractors, subcontractors, and suppliers evidencing the cost of performing the Work, together with lien waivers from such parties, and a consent of the surety to the finished Work (if applicable) and (if) a certificate of occupancy from the appropriate governmental authority, if applicable to the Work, or evidence of governmental inspection and approval of the Work.

                            Exhibit D - Page 1 of 2

     6. Landlord or its affiliate shall supervise the Work, make disbursements required to be made to the contractor, and act as a liaison between the contractor and Tenant and coordinate the relationship between the Work, the Building, and the Building's systems. In consideration for Landlord's construction supervision services, Tenant shall pay to Landlord a construction supervision fee equal to three percent (3%) of the Total Construction Casts - which may be deducted from the Construction Allowance.

     7. To the extent not inconsistent with this Exhibit, Section 8a. of this Lease shall govern the performance of the Work and the Landlord's and Tenant's respective rights and obligations regarding the improvements installed pursuant thereto.

     8. Notwithstanding anything on this Exhibit to the contrary, the Construction Allowance shall be made available to the Tenant in two (2) stages, the first stage shall involve the disbursement of twenty percent (20%) of the total allowance upon completion of Phase I as defined in the Final Plans, and the remaining eighty percent (80%) shall be disbursed upon completion of Phase II as certified by Tenant and upon delivery to Landlord of a detailed breakdown of the parties to receive such funds and the delivery of appropriate lien waivers therefor.

                            Exhibit D - Page 2 of 2

                                   EXHIBIT E

                               EXTENSION OPTION
                               ----------------

     1. Provided no Event of Default exists at the time of such election, Tenant may renew this Lease for one (1) additional period of five (5) years on the same terms provided in this Lease (except as set forth below), by delivering written notice of ("Tenant's Notice") the exercise thereof to Landlord not later than six (6) months prior to the end of the initial Term. On or before the commencement date of the extended Term, Landlord and Tenant shall execute an amendment to this Lease extending the Term on the same terms provided in this Lease, except as follows:

     (a) The Basic Rental payable for each month during each such extended Term shall be the greater of (a) the prevailing rental rate in the Building and other comparable buildings in the metropolitan area in which the Building is located at the commencement of such extended Term, for space of equivalent quality, size, utility and location, with tile length of the extended Term to be taken into account, or (b) the Basic Rental which would otherwise be payable hereunder for the first full calendar month of such extended Term;

     (b) Tenant shall have no further renewal options unless expressly granted by Landlord in writing; and

     (c) Landlord shall lease to Tenant the Premises in their then-current condition, and Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements.

     2. Within thirty (30) days following delivery of Tenant's Notice, Landlord shall deliver to Tenant a written notice ("Landlord's Notice") specifying the Basic Rental rate per square foot per annum for the applicable additional term of five (5) years. Tenant shall have fifteen (15) days following delivery of Landlord's Notice to notify Landlord in writing ("Tenant's Renewal Notice") of
(i) Tenant's exercise of its right to renew the Lease at the Basic Rental rate proposed by Landlord, or (ii) Tenant's election not to exercise its right to renew the Lease. Tenant's failure to timely deliver Tenant's Renewal Notice shall be deemed acceptance by Tenant of the Basic Rental rate proposed by Landlord.

     3. Tenant's rights under this Exhibit shall terminate if (i) this Lease or Tenant's right to possession of the Premises is terminated, (ii) Tenant assigns any of its interest in this Lease or sublets any portion of the Premises, or
(iii) Tenant falls to timely exercise its option under this Exhibit, time being of the essence with respect to Tenant's exercise thereof.

                            Exhibit E - Page 1 of 1